Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 7:- SUBSEQUENT EVENTS

a.	Further to the discussed in Notes 4 and 5e, on July 19, 2022, the Company withdrew the Second Tranche (additional $2,500), and accordingly issued to Kreos a warrant in the total amount of $200, with an exercise price of $5.14 per share.

b.	On August 2, 2022, the Company entered into a license, distribution and supply agreement (the “License Agreement”) with Mercury Pharma Group Limited, under the trade name Advanz Pharma Holdings (“Advanz”), pursuant to which the Company granted the exclusive right to Advanz to market, advertise, promote, distribute, offer for sale, sell and import our product D-PLEX100, for the prevention of (i) post abdominal surgery incisional infection; and/or (ii) post cardiac surgery sternal infection, in the European Economic Area and the United Kingdom. The term of the license is until the later of December 31, 2035, or 10 years after the first commercial sale of the Product. The license is also terminable by either party under certain limited circumstances.

Under the terms of the License Agreement, the Company is entitled to receive an upfront payment immediately upon signing and additional development-related milestones for a total of up to €23 million (approximately $23,500) as follows: upfront payment of €2.5 million (approximately $2,600), up to €12.25 million (approximately $12,500) contingent upon positive top-line results of the Company’s SHIELD I Phase 3 study and additional development-related milestones of up to €8.25 million (approximately $8,400). Upon commercialization, the Company will receive up to €87 million (approximately $89,000) in sales-related milestones. In addition, the Company will also supply D-PLEX100 to Advanz for a transfer price and will be entitled to royalties on net sales in double-digit percentages of up to mid-twenties.